UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 29, 2024
Sprinklr, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40528	45-4771485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 West 35th Street 7th Floor New York, New York		10001
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (917) 933-7800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common stock, par value $0.00003 per share	CXM	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Current Report on Form 8-K filed by Sprinklr, Inc. (the “Company”) on February 5, 2024, Paul Ohls made the decision to step down from the Chief Revenue Officer position, effective as of February 5, 2024.

In connection with Mr. Ohls’s transition, the Company and Mr. Ohls entered into a transition, separation and release of claims agreement (the “Transition Agreement”) dated February 29, 2024, pursuant to which Mr. Ohls will serve in a non-officer advisory role through March 16, 2024 (such period, the “Transition Period”). Through the end of the Transition Period, Mr. Ohls will continue to receive his current base salary rate and benefits. In addition, to the extent that he remains employed by the Company through the end of the Transition Period, and subject to compliance with his obligations under the Transition Agreement and his execution and effectiveness of a customary release of claims, Mr. Ohls will be entitled to the following benefits: (i) a separation payment equal to 75% of his annual base salary rate; (ii) payment of an annual bonus for fiscal year 2024; (iii) payment of an amount equal to the prorated target annual bonus for fiscal year 2025 based upon the number of days he was employed by the Company during such year; and (iv) a payment of an amount equal to the full cost of continued COBRA coverage for Mr. Ohls and his qualified dependents for three (3) months. Mr. Ohls also will continue to be subject to customary continuing obligations post-employment, such as his obligations of confidentiality.

The foregoing description of the Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Transition Agreement, a copy of which the Company expects to file with its Quarterly Report on Form 10-Q for the fiscal quarter ending April 30, 2024, and upon filing will be incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2024	Sprinklr, Inc.

	By:	/s/ Manish Sarin
Manish Sarin
Chief Financial Officer